                                                                      EXHIBIT 24




                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew D. Chua, Karen Czizik, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $7,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the "Registration Statement") and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of March 17, 2005.


                                             /s/ DAVID A. WHEAT
                                             -----------------------------------
                                             David A. Wheat

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew D. Chua, Karen Czizik, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $7,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the "Registration Statement") and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of March 17, 2005.


                                             /s/ HARRY N. STOUT
                                             -----------------------------------
                                             Harry N. Stout

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew D. Chua, Karen Czizik, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $7,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the "Registration Statement") and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of March 17, 2005.


                                             /s/ ROGER W. FISHER
                                             -----------------------------------
                                             Roger W. Fisher

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew D. Chua, Karen Czizik, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $7,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the "Registration Statement") and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of March 17, 2005.


                                             /s/ THOMAS J. MCINERNEY
                                             -----------------------------------
                                             Thomas J. McInerney

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew D. Chua, Karen Czizik, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $7,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the "Registration Statement") and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of March 17, 2005.


                                             /s/ KATHLEEN A. MURPHY
                                             -----------------------------------
                                             Kathleen A. Murphy

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew D. Chua, Karen Czizik, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $7,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the "Registration Statement") and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of March 17, 2005.


                                             /s/ CATHERINE H. SMITH
                                             -----------------------------------
                                             Catherine H. Smith

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew D. Chua, Karen Czizik, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $7,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the "Registration Statement") and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of March 17, 2005.


                                             /s/ JACQUES DE VAUCLEROY
                                             -----------------------------------
                                             Jacques de Vaucleroy